LETTER OF UNDERSTANDING WITH DECATHLON COMMUNICATIONS, INC.


                              [Company Letterhead]

June 26, 1995



Martin Frankel
President
Decathlon Communications, Inc.
7600 E. Eastman Avenue, Suite 406
Denver, CO 80231

Dear Martin:

This letter is to confirm our understanding that Decathlon Communications, Inc., (Decathlon) has granted Transworld Telecommunications, Inc., (TTI) its assigns or designees the exclusive country- wide rights to deploy Decathlon's digital compression technology in New Zealand. Transworld anticipates ordering 10 compression systems and up to 200,000 set-tops over several years.

This agreement is subject to the negotiation of final terms and conditions acceptable to both TTI and Decathlon and may be canceled at any time by TTI or Decathlon without recourse or obligation to either party, prior to signing of a final agreement.

Sincerely,


/s/ Troy D'Ambrosio
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Troy D'Ambrosio
Vice President



            Decathlon Communications, Inc.
By:         /s/ Martin Frankel
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Its:        President
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Date:       June 26, 1995
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